America's PEO Holdings, Inc.
                                 Balance Sheets



                                                                   September 30,      September 30,
                                                                      2001                2000
                                                                   (Unaudited)        (Unaudited)
                                                                -----------------   ----------------
ASSETS
  Current Assets
     Cash                                                      $          387,183   $        419,398
     Accounts receivable                                                  261,352            262,973
     Prepaid expenses                                                      18,732             22,642
                                                                -----------------   ----------------
       Total Current Assets                                               667,267            705,013

  Property and Equipment
     Furniture and equipment                                              382,380            151,529
     Accumulated depreciation                                            (113,235)           (88,171)
                                                                -----------------   ----------------
                                                                          269,145             63,358
  Other Assets
     Deposits                                                              44,974             45,618
     Officers' loans                                                       28,918             46,123
                                                                -----------------   ----------------
                                                                           73,892             91,741
                                                                -----------------   ----------------
       Total Assets                                                     1,010,304            860,112
                                                                =================   ================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
     Current portion of long term debt                                     41,619             42,662
     Accounts payable and accrued expenses                                817,419            596,698
     Accrued health insurance plan claims                               1,509,507            996,170
     Due to affiliates                                                    398,457            346,397
                                                                -----------------   ----------------
       Total Current Liabilities                                        2,767,002          1,981,927

  Long-Term Debt, net of current portion                                   84,341             54,869
                                                                -----------------   ----------------
       Total Liabilities                                                2,851,343          2,036,796

  Stockholders' Equity (Impairment)
     Common stock - no par value, 3,400 shares
       authorized, 3,400 issued and outstanding                             3,400              4,000
     Additional paid in capital                                             4,850              4,850
     Retained (deficit)                                                (1,849,289)        (1,185,534)
                                                                -----------------   ----------------
       Total Stockholders' Equity (Impairment)                         (1,841,039)        (1,176,684)
                                                                -----------------   ----------------
       Total Liabilities and Stockholders' Equity              $        1,010,304   $        860,112
                                                                =================   ================


                     See notes to the financial statements.







                          America's PEO Holdings, Inc.
                   Statements of Income and Retained Earnings




                                                                       Nine Months         Nine Months
                                                                          Ended               Ended
                                                                      September 30,       September 30,
                                                                           2001               2000
                                                                       (Unaudited)         (Unaudited)
                                                                    ----------------   -----------------
Revenues                                                           $     121,661,639   $      81,260,580

Direct Expenses                                                          119,358,039          80,031,015
                                                                    ----------------   -----------------

Gross Profit                                                               2,303,600           1,229,565

General and Administrative Expenses                                        2,466,217           2,690,536
                                                                    ----------------   -----------------

Net Income                                                                  (162,617)         (1,460,971)

Other Income (Expense)
     Interest income                                                           1,423               4,969
     Interest expense                                                              -             (30,535)
                                                                    ----------------   -----------------
                                                                               1,423             (25,566)
                                                                    ----------------   -----------------

Net (Loss)                                                         $        (161,194)  $      (1,486,537)
                                                                    ================   =================




                     See notes to the financial statements.





                          America's PEO Holdings, Inc.
                            Statements of Cash Flows



                                                                                            Nine Months         Nine Months
                                                                                               Ended               Ended
                                                                                           September 30,       September 30,
                                                                                                2001               2000
                                                                                            (Unaudited)         (Unaudited)
                                                                                          ----------------   -----------------
Cash Flows from Operating Activities

  Net (loss)                                                                             $        (161,194) $       (1,486,537)
  Adjustments to reconcile net (loss) to net cash (used) by
     operating activities
       Depreciation and amortization                                                                 9,900              46,300
       Decrease (increase) in:
         Accounts receivable                                                                       102,008              (6,676)
         Prepaid expenses                                                                           26,907             196,537
         Deposit receivable                                                                          3,274             (11,828)
       Increase (decrease) in:
         Accounts payable and accrued expenses                                                    (462,016)            235,053
         Accrued health insurance plan claims                                                      302,610             996,170
                                                                                          ----------------   -----------------

            Net Cash (Used) by Operating Activities                                               (178,511)            (30,981)


Cash Flows from Financing Activities
     Debt reduction - Due to affiliates                                                             14,217             212,574
     Debt reduction - capital lease financing                                                      (32,950)            (11,850)
                                                                                          ----------------   -----------------
            Net Cash (Used) Provided by Financing Activities                                       (18,733)            200,724
                                                                                          ----------------   -----------------

     Net (Decrease) Increase in Cash                                                              (197,244)            169,743

Cash at Beginning of Period                                                                        584,427             249,655
                                                                                          ----------------   -----------------

Cash at End of Period                                                                    $         387,183  $          419,398
                                                                                          ================   =================




See notes to the financial statements.

                          America's PEO Holdings, Inc.
                   Notes to the Condensed Financial Statements



BASIS OF PRESENTATION

  The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Item 310 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2001 and 2000 are not necessarily indicative of the results that may be expected for the years ended December 31, 2001 and 2000. The unaudited condensed financial statements should be read in conjunction with the historical financial statements of America's PEO Holding, Inc. predecessor entities; America's PEO, Inc. and Affiliates and Omni Financial Services, Inc. included in this Amendment No. 1 to the Company's Form 8-K previously filed on November 21, 2001.